EXHIBIT 10.8

Participation Agreement for The 2005 Venture Financial Group, Inc.
Supplemental Executive Retirement Plan (as amended by virtue of the
First Amendment thereto)

Participant:                                Sandra Sager

Eligibility Date:                        ________________________

The above named Participant is authorized to receive benefits pursuant to the 2005 Venture Financial Group, Inc. Supplemental Executive Retirement Plan (and as amended by virtue of the First Amendment to the 2005 Venture Financial Group, Inc. Supplemental Executive Retirement Plan), as described below. Benefit accrual shall commence as of the Eligibility Date listed above.

Normal Retirement Date: ____________________________

Benefit Level:	A= Joint and survivor annuity payable for two-hundred and forty (240) months. ~~B= Joint and survivor annuity payable for one hundred and eighty (180) months.~~

Benefit Amount: The Employer shall pay to the Participant at their Normal Retirement Date an amount equal to $143,086 per year in Twenty-Four substantially equal semi-monthly installments.

Payments in the Event Participant Dies After Becoming Entitled to Benefit Payments But Prior to Receiving Any or All Such Payments: In the event Participant dies after becoming entitled to benefits pursuant to this Participation Agreement, but prior to receiving any or all such benefit payments, then Participant’s designated Beneficiary(ies) shall be entitled to receive the unpaid benefit payments in such time and manner as specified in the applicable provisions of the Plan. (i.e., if Participant became entitled to receive a benefit pursuant to the terms of Paragraph 3.2(E), and dies before such payment is made, then his Beneficiary(ies) shall receive the benefit according to the provisions governing the payment of benefits under Paragraph 3.2(E)) .

Participant:	/s/ Sandra Sager 12/6/07	Sandra Sager
	Date and Signature	(Print Name)
Venture Financial Group, Inc.:
By /s/ Ken Parsons
Title CEO
Date 12/18/07

Beneficiary Designation Form for
The 2005 Venture Financial Group, Inc. Supplemental Executive Retirement Plan

I.	PRIMARY DESIGNATION
(You may refer to the beneficiary designation information prior to completion of this form.)
	A.	Person(s) as a Primary Designation:
(Please indicate the percentage for each beneficiary.)
	Name___________________________________		Relationship ___________________ / _______%
Address:_______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	Name___________________________________		Relationship ___________________/_______%
Address:_______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	Name___________________________________		Relationship ___________________ / _______ %
Address: _______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	Name___________________________________		Relationship ___________________ / _______%
Address:_______________________________________________________________________________
		(Street)	(City)	(State)	(Zip)
	B.	Estate as a Primary Designation:
My Primary Beneficiary is The Estate of _____________________________ as set forth in the last will and testament dated the day of _____________, and any codicils thereto.
	C.	Trust as a Primary Designation:
Name of the Trust: ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee:
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary)
_______________________________________________________________________________
_______________________________________________________________________________
Is this an Irrevocable Life Insurance Trust? ________ Yes ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:
(Please indicate the percentage for each beneficiary.)
Name___________________________________	Relationship ___________________ / _______%
Address:_______________________________________________________________________________
(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship ___________________/_______%
Address:_______________________________________________________________________________
(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship ___________________ / _______ %
Address: _______________________________________________________________________________
(Street)	(City)	(State)	(Zip)
Name___________________________________	Relationship ___________________ / _______%
Address:_______________________________________________________________________________
(Street)	(City)	(State)	(Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of  _____________________________________ as set forth in my last will and testament dated the _____ day of ___________, _____ and any codicils thereto.
C. Trust as a Secondary (Contingent) Designation:
Name of the Trust: ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee: ____________________________________________________________
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary)
_______________________________________________________________________________
_______________________________________________________________________________
All sums payable under the Split Dollar Life Insurance Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

__________________________	_________________
Executive	Date

NOTE*** IF YOU RESIDE IN A COMMUNITY PROPERTY STATE (ARIZONA, CALIFORNIA, IDAHO, LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON OR WISCONSIN), AND YOU ARE DESIGNATING A

BENEFICIARY OTHER THAN YOUR SPOUSE, THEN YOUR SPOUSE MUST ALSO SIGN THE BENEFICIARY DESIGNATION FORM.

I am aware that my spouse, the above named Insured has designated someone other than me to be the beneficiary and waive any rights I may have to the proceeds of such insurance under applicable community property laws. I understand that this consent and waiver supersedes any prior spousal consent or waiver under this plan.

Spouse Signature: ______________________________
        Date: _________________

Witness (other than insured) : ___________________________